                  --------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                                  333-70143                          16-0845824
----------------------------------------------     --------------------------    ------------------------------------
(State or other jurisdiction of incorporation)      (Commission File Number)     (IRS Employer Identification Number)

                90 Linden Oaks, Rochester, New York            14625
             ------------------------------------------    -------------
              (Address of Principal Executive Offices)       (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 383-1850

                  --------------------------------------------

                               Page 1 of 4 Pages

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

             None

         (b) Pro-Forma Financial Information.

             None

         (c) Exhibits

             Exhibit No.       Description
             ----------        -----------
             99.1              Information Statement delivered to Common Members of
                               Pro-Fac Cooperative, Inc. ("Pro-Fac") on July
                               1, 2002, together with Annexes thereto

                               Annex 1 -    Schedule of Regional Membership Meetings
                               Annex 2 -    Section 623 of the New York Business
                                            Corporation Law
                               Annex 3 -    Financial Statements (Consolidated
                                            financial statements of Pro-Fac for
                                            the fiscal year ended June 30, 2001,
                                            incorporated by reference from
                                            Pro-Fac's Annual Report on Form 10-K
                                            for the fiscal year ended June 30,
                                            2001, and for the nine months ended
                                            March 30, 2002, incorporated by
                                            reference from Pro-Fac's Quarterly
                                            Report on Form 10-Q for the fiscal
                                            quarter ended March 30, 2002)
                               Annex 4 -    Unit Purchase Agreement dated June
                                            20, 2002 (filed as Exhibit 2.1 to
                                            Pro-Fac's Current Report on Form 8-K
                                            filed on June 21, 2002 and
                                            incorporated by reference herein)
                               Annex 5 -    Form of Termination Agreement (filed
                                            as part of Exhibit 2.1 to Pro-Fac's
                                            Current Report on Form 8-K filed on
                                            June 21, 2002 and incorporated by
                                            reference herein)
                               Annex 6 -    Form of Amended and Restated
                                            Marketing and Facilitation Agreement
                                            (filed as part of Exhibit 2.1 to
                                            Pro-Fac's Current Report on Form 8-K
                                            filed on June 21, 2002 and
                                            incorporated by reference herein)
                               Annex 7 -    Fairness Opinion dated June 20, 2002
                               Annex 8 -    Form of Restated Certificate of
                                            Incorporation and Bylaws of Pro-Fac

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is an Information Statement distributed by Pro-Fac Cooperative, Inc. to its Common Members on July 1, 2002. This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AGRILINK FOODS, INC.



Date:    July 1, 2002                    By: /s/ Earl L. Powers
                                             --------------------------------
                                             Earl L. Powers,
                                             Executive Vice President and
                                                  Chief Financial Officer
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
99.1              Information Statement delivered to Common Members of Pro-Fac
                  Cooperative, Inc. ("Pro-Fac") on July 1, 2002, together
                  with Annexes thereto

                  Annex 1 -    Schedule of Regional Membership Meetings
                  Annex 2 -    Section 623 of the New York Business Corporation
                               Law
                  Annex 3 -    Financial Statements (Consolidated financial
                               statements of Pro-Fac for the fiscal year ended
                               June 30, 2001, incorporated by reference from
                               Pro-Fac's Annual Report on Form 10-K for the
                               fiscal year ended June 30, 2001, and for the nine
                               months ended March 30, 2002, incorporated by
                               reference from Pro-Fac's Quarterly Report on Form
                               10-Q for the fiscal quarter ended March 30, 2002)
                  Annex 4 -    Unit Purchase Agreement dated June 20, 2002
                               (filed as Exhibit 2.1 to Pro-Fac's Current Report
                               on Form 8-K filed on June 21, 2002 and
                               incorporated by reference herein)
                  Annex 5 -    Form of Termination Agreement (filed as part of
                               Exhibit 2.1 to Pro-Fac's Current Report on Form
                               8-K filed on June 21, 2002 and incorporated by
                               reference herein)
                  Annex 6 -    Form of Amended and Restated Marketing and
                               Facilitation Agreement (filed as part of Exhibit
                               2.1 to Pro-Fac's Current Report on Form 8-K filed
                               on June 21, 2002 and incorporated by reference
                               herein)
                  Annex 7 -    Fairness Opinion dated June 20, 2002
                  Annex 8 -    Form of Restated Certificate of Incorporation and
                               Bylaws of Pro-Fac